As filed with the Securities and Exchange Commission on March 3, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22397

IronBridge Funds, Inc.

(Exact name of registrant as specified in charter)

One Parkview Plaza

Suite 700

Oakbrook Terrace, Illinois 60181

(Address of principal executive offices) (Zip code)

John G. Davis

One Parkview Plaza, Suite 700

Oakbrook Terrace, Illinois 60181

(Name and address of agent for service)

(630) 684-8300

Registrant’s telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: December 31, 2014

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

December 31, 2014

IronBridge Small Cap Fund

IronBridge SMID Cap Fund

IronBridge Global Fund

IronBridge Large Cap Fund

IRONBRIDGE FUNDS    December 31, 2014

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PRESIDENT’S LETTER

Dear Fellow Shareholders

We are pleased to report on the progress of the IronBridge Funds over the past six months ending December 31, 2014. The S&P 500® Index, a proxy for large capitalization stocks, increased 6.12% over the past six months, while small capitalization stocks were up 1.65% as measured by the Russell 2000® Index. Global equity markets, as measured by the MSCI World Index (Net), were down -1.17%, over the same period.

Fund Results

For the six month period ending December 31, 2014, the Funds generated the following net (i.e. after fee) returns:

The IronBridge Small Cap Fund, managed by IronBridge Capital Management, L.P., returned 2.74% versus the 1.65% return for the Russell 2000® Index.

The IronBridge SMID Cap Fund, managed by IronBridge Capital Management, L.P., returned -0.91% versus the 1.06% return for the Russell 2500™ Index.

The IronBridge Global Fund, managed by IronBridge Capital Management, L.P., returned -1.18% versus the -1.17% return for the MSCI World Index (Net).

The IronBridge Large Cap Fund, managed by IronBridge Capital Management, L.P., returned 3.57% versus the 5.57% return for the Russell 1000® Index.

Outlook

Longer term, IronBridge is bullish on equities relative to all other asset classes because they are the best way for investors to participate in the wealth creation that occurs when the competition for capital drives ever increasing innovation and productivity gains.

The most important element of IronBridge’s outlook is that the market distorting effects of Quantitative Easing (QE) in the U.S. have ended. The environment appears to be turning as low-quality stocks that are over owned by passive investors have lost their liquidity-driven support. Higher dispersion and lower stock correlations bode well for stock pickers. Portfolios that employ thoughtful risk controls that minimize the unpredictable inevitable shocks, and hence allow stock pickers to exploit a more favorable stock picking environment, should flourish.

Thank you for your continued support of the IronBridge Funds.

John Davis

President

IronBridge Funds, Inc.

P / 2

Report from IronBridge Capital Management, L.P.

Dear Shareholder:

The IronBridge Small Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The objective is relative to, and measured against, the Russell 2000® Index.

The IronBridge SMID Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small and mid-market capitalizations. The objective is relative to, and measured against, the Russell 2500™ Index.

The IronBridge Global Fund strives to achieve long-term capital appreciation by investing primarily in equity securities of companies traded in developed markets throughout the world, including the United States. The objective is relative to, and measured against, the MSCI World Index (Net).

The IronBridge Large Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with large market capitalizations. The objective is relative to, and measured against, the Russell 1000® Index.

Performance Review

IronBridge Small Cap Fund

For the six month period ending December 31, 2014, the IronBridge Small Cap Fund outperformed the benchmark, returning 2.74% (net of fees) compared with the Russell 2000® Index return of 1.65% for the same period.

The stock selection within Information Technology, Health Care, Energy, Consumer Staples, Consumer Discretionary and Utilities was a positive contributor to the relative return profile, while exposure among the Financials, Industrials and Materials names detracted from the Fund’s relative performance. The sector allocation was a negative contributor to the relative performance during the period with the most significant impact resulting from slight underweights to Financials (approximately 3.5%), Consumer Staples (approximately 1.2%) and Information Technology (approximately 1.1%).

IronBridge SMID Cap Fund

For the six month period ending December 31, 2014, the IronBridge SMID Cap Fund lagged the benchmark, returning -0.91% (net of fees) compared with the Russell 2500™ Index return of 1.06% for the same period.

The stock selection within Health Care, Consumer Staples, Consumer Discretionary and Energy was a positive contributor to the relative return profile, but failed to offset selection in Financials, Utilities, Materials, Industrials and Information Technology. The sector allocation was a negative contributor overall to the relative performance during the period. A slight underweight positon in Energy (approximately 0.7%) had the largest positive impact and slight underweights to Consumer Discretionary (approximately 3.1%) and Health Care (approximately 1.2%) the most significant negative impact on relative performance for the period.

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Report from IronBridge Capital Management, L.P. (continued)

IronBridge Global Fund

For the six month period ending December 31, 2014, the IronBridge Global Fund lagged the benchmark, returning -1.18% (net of fees) compared with the MSCI World Index (Net) return of -1.17% for the same period.

The stock selection within Industrials, Health Care, Financials, Materials and Information Technology was a positive contributor to the relative return profile, while exposure among the Energy, Utilities, Consumer Staples and Consumer Discretionary names detracted from the Fund’s relative performance. The sector allocation was a positive contributor to the relative performance during the period primarily due to a slight underweight to Energy (approximately 2.6%) and overweight to Health Care (approximately 2.8%).

IronBridge Large Cap Fund

For the six month period ending December 31, 2014, the IronBridge Large Cap Fund lagged the benchmark, returning 3.57% (net of fees) compared with the Russell 1000® Index return of 5.57% for the same period.

The stock selection within Industrials and Consumer Discretionary was a positive contributor to the relative return profile, but failed to offset selection in Energy, Health Care, Consumer Staples, Information Technology, Financials and Utilities. Selection was neutral in Materials. The sector allocation was a negative contributor overall to the relative performance during the period. A slight underweight positon in Energy (approximately 1.2%) had the largest positive impact, while a slight overweight to Materials (approximately 3.4%) and underweight to Consumer Staples (approximately 3.4%) the most significant negative impact on relative performance for the period.

Market Review

Equities markets advanced in the U.S. during the six month period ending December 31, 2014, but were weaker in most other developed countries as defined by the MSCI World Index (net). Within the U.S. market, large cap stocks, as measured by the Russell 1000® Index (5.57%) were the best-performing capitalization range, followed by mid cap stocks, as measured by the Russell Midcap® Index (4.18%) and small cap stocks, as measured by the Russell 2000® Index (1.65%). Global large cap and mid cap stocks in the developed markets declined as measured by the MSCI World Index (Net) (-1.17%). Returns for the individual countries contained in the index varied significantly. The best-performing country was the U.S., up approximately 5.49%, while Portugal, the worst performing country was down approximately -42.22%.

Over the six month period, a number of economic shocks were observed that had the potential to significantly impact investment returns. A few major shocks are included below.

Global rate expectations collapse — Europe’s slower growth led to low interest rates which dragged down U.S. rates. Portfolios betting on rising rates missed out on a spectacular rally in the interest rate sensitive REITs and Utilities sectors. Portfolios overweight REITs and Utilities had an easier time outperforming.

Japan’s QE — Japan’s economy rolled into recession on the back of a spring Value Added Tax (VAT) increase. The Japanese market was down over 4% over the last six month period. In

P / 4

reaction to the slowing economy the Bank of Japan instituted Quantitative Easing (QE) as well as reform within the Government Pension Investment Fund (GPIF). Portfolios overweight Japan and Japanese financials and domestic cyclicals likely had a hard time outperforming the last six months of calendar year 2014.

Oil prices collapse — Oil’s remarkable almost 50% decline benefitted those investors who do not own oil companies, but really hurt those who are overweight.

While the market distorting effects of QE in the U.S. have ended, positioning relative to these macro events was an important factor in performance over the six month period.

Portfolio Outlook

Longer term, IronBridge is bullish on equities relative to all other asset classes. Shorter term, more things can happen than will happen, so we try to frame IronBridge’s outlook from well researched positive, negative, and neutral theses that relate to potential movements in the numerator and denominator of our pricing equation.

Positive Thesis — Equities deliver roughly 25% returns from robust cash flow growth as the global recovery gains strength. Monetary authorities continue to pursue highly accommodative policies as European and Japanese QE improve global liquidity conditions which more than the offset the Fed’s anticipated rate increases. Politicians in Europe and Japan pursue structural reforms to labor and tax policies that signal increased competitiveness in years to come. The discount rate actually falls below its long-term range as international and/or bond investors reallocate to higher return U.S. equities. A deflationary boom fueled by a strong dollar and lower energy costs sets the U.S. economy ablaze, pulling Europe, Japan, and China out of their economic doldrums.

Negative Thesis — Equities fall 25%. Currency wars associated with European and Japanese QE do not ignite their deflationary economies and the resulting stronger dollar simply cuts off U.S. growth, sending the U.S. and the world into a deflationary bust. Lower sustained oil prices cause governments to collapse in Iran, Venezuela and Russia, resulting in increased geopolitical risk. The Fed reengages QE in order to reflate financial assets. Equities fall only 25% versus a typical deflationary bust.

Expected Thesis — IronBridge believes equities could deliver positive returns. According to IronBridge’s discount rate analysis, the nominal cost of equity is approximately 6.5%. Based on our bullish outlook on productivity and innovation, we think cash flow growth could be a little stronger than most investors expect. This assumes a very moderate, but steady, liftoff in rates by the Fed in the second half of calendar year 2015.

The most important element of IronBridge’s outlook is that the market distorting effects of QE in the U.S. have ended. The environment appears to be turning as low-quality stocks that are over owned by passive investors have lost their liquidity-driven support. Higher dispersion and lower stock correlations bode well for stock pickers. Portfolios that employ thoughtful risk controls that minimize the unpredictable inevitable shocks, and hence allow stock pickers to exploit a more favorable stock picking environment, should flourish.

Thank you for your continued confidence in IronBridge.

P / 5

Report from IronBridge Capital Management, L.P. (continued)

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of the fund manager and is not intended to be a forecast of future events or a guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in small and medium capitalization companies which are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Funds may invest in American Depository Receipts (ADRs) and Global Depository Receipts (GDRs) that represent interests in foreign securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

A correlation coefficient is a measure of the interdependence of two random variables that ranges in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero, and perfect positive correlation at +1.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

The Russell 2500™ Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index.

The Russell Midcap® Index measures the performance of the smallest 800 companies in the Russell 1000® Index.

The MSCI World Index Net is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

You cannot invest directly in an index.

IronBridge Funds, Inc. are distributed by Quasar Distributors, LLC

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EXPENSE EXAMPLE

IronBridge Funds

December 31, 2014 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the IronBridge Global Fund.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/14 — 12/31/14).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

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IRONBRIDGE FUNDS	BEGINNING ACCOUNT VALUE 7/1/2014	ENDING ACCOUNT VALUE 12/31/2014	ANNUALIZED EXPENSE RATIO*	EXPENSES PAID DURING THE PERIOD*
IronBridge Small Cap Fund
Actual Fund Return	$1,000.00	$1,027.40	1.09%	$5.57
Hypothetical 5% Return	$1,000.00	$1,019.71	1.09%	$5.55
IronBridge SMID Cap Fund
Actual Fund Return	$1,000.00	$990.90	0.95%	$4.77
Hypothetical 5% Return	$1,000.00	$1,020.42	0.95%	$4.84
IronBridge Global Fund
Actual Fund Return	$1,000.00	$988.22	1.00%	$5.01
Hypothetical 5% Return	$1,000.00	$1,020.16	1.00%	$5.09
IronBridge Large Cap Fund
Actual Fund Return	$1,000.00	$1,035.70	0.80%	$4.10
Hypothetical 5% Return	$1,000.00	$1,021.17	0.80%	$4.08

* Expenses are equal to each Fund’s annualized expense ratio indicated above , multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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PORTFOLIO INVESTMENT RETURNS

IronBridge Small Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*8/30/02 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Period Ended 12/31/14	Fund	Index

Six Months	2.74%	1.65%

One Year	6.16	4.89

Five Year Average Annual	13.71	15.55

Ten Year Average Annual	7.89	7.77

Since Commencement Average Annual	11.61	11.01

This chart assumes an initial gross investment of $100,000 made on 8/30/02 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to July 23, 2010, Frontegra Asset Management, Inc. served as adviser and IronBridge Capital Management, L.P. served as subadviser to the Fund. Effective July 23, 2010, IronBridge Capital Management, L.P. became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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PORTFOLIO INVESTMENT RETURNS

IronBridge SMID Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*12/31/04 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Period Ended 12/31/14	Fund	Index

Six Months	(0.91)%	1.06%

One Year	3.66	7.07

Five Year Average Annual	13.36	16.36

Ten Year Average Annual	7.51	8.72

Since Commencement Average Annual	7.51	8.72

This chart assumes an initial gross investment of $100,000 made on 12/31/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to July 23, 2010, Frontegra Asset Management, Inc. served as adviser and IronBridge Capital Management, L.P. served as subadviser to the Fund. Effective July 23, 2010, IronBridge Capital Management, L.P. became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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PORTFOLIO INVESTMENT RETURNS

IronBridge Global Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*9/18/09 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Period Ended 12/31/14	Fund	Index

Six Months	(1.18)%	(1.17)%

One Year	2.22	4.94

Five Year Average Annual	9.17	10.22

Since Commencement Average Annual	8.92	10.25

This chart assumes an initial gross investment of $100,000 made on 9/18/09 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to July 23, 2010, Frontegra Asset Management, Inc. served as adviser and IronBridge Capital Management, L.P. served as subadviser to the Fund. Effective July 23, 2010, IronBridge Capital Management, L.P. became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The MSCI World Index Net is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in an index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

P / 11

PORTFOLIO INVESTMENT RETURNS

IronBridge Large Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*3/30/12 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Period Ended 12/31/14	Fund	Index

Six Months	3.57%	5.57%

One Year	10.45	13.24

Since Commencement Average Annual	14.55	17.35

This chart assumes an initial gross investment of $100,000 made on 3/30/12 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in an index is not possible.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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SCHEDULE OF INVESTMENTS

IronBridge Small Cap Fund

December 31, 2014 (Unaudited)

COMMON STOCKS - 95.8%
	Number of Shares	Value
AEROSPACE & DEFENSE - 3.2%
Curtiss-Wright Corp.	73,106	$5,160,552
Esterline Technologies Corp. (a)	53,588	5,877,532
Orbital Sciences Corp. (a)	156,034	4,195,754
		15,233,838

AUTO COMPONENTS - 0.8%
Tenneco, Inc. (a)	67,370	3,813,816

BANKS - 7.5%
BankUnited, Inc.	156,660	4,538,440
Columbia Banking System, Inc.	261,231	7,212,588
Cullen/Frost Bankers, Inc.	135,439	9,567,411
Square 1 Financial, Inc. - Class A (a)	128,011	3,161,872
SVB Financial Group (a)	48,655	5,647,386
TCF Financial Corp.	335,036	5,323,722
		35,451,419

BIOTECHNOLOGY - 3.0%
Cepheid, Inc. (a)	51,168	2,770,236
Genomic Health, Inc. (a)	123,205	3,938,864
Isis Pharmaceuticals, Inc. (a)	62,650	3,868,011
OncoMed Pharmaceuticals, Inc. (a)	81,410	1,771,482
Seattle Genetics, Inc. (a)	57,180	1,837,193
		14,185,786

BUILDING PRODUCTS - 1.0%
Universal Forest Products, Inc.	88,869	4,727,831

CAPITAL MARKETS - 1.5%
Stifel Financial Corp. (a)	139,301	7,107,137

CHEMICALS - 2.9%
Cabot Corp.	43,606	1,912,559
Methanex Corp.	59,588	2,730,918

	Number of Shares	Value
NewMarket Corp.	13,466	$5,433,935
PolyOne Corp.	95,090	3,604,862
		13,682,274

COMMERCIAL SERVICES & SUPPLIES - 0.6%
Mobile Mini, Inc.	72,293	2,928,589

COMMUNICATIONS EQUIPMENT - 0.6%
Sierra Wireless, Inc. (a)	61,786	2,928,039

CONSTRUCTION & ENGINEERING - 0.4%
MasTec, Inc. (a)	87,200	1,971,592

CONSUMER FINANCE - 0.9%
PRA Group, Inc. (a)	69,700	4,037,721

CONTAINERS & PACKAGING - 1.3%
AptarGroup, Inc.	89,717	5,996,684

ELECTRIC UTILITIES - 2.2%
El Paso Electric Co.	134,467	5,386,748
ITC Holdings Corp.	120,519	4,872,583
		10,259,331

ELECTRICAL EQUIPMENT - 1.6%
Acuity Brands, Inc.	29,135	4,080,939
EnerSys, Inc.	58,824	3,630,617
		7,711,556

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.6%
Cognex Corp.	87,570	3,619,268
IPG Photonics Corp. (a)	49,612	3,716,931
Littelfuse, Inc.	61,825	5,976,623
Trimble Navigation Ltd. (a)	148,419	3,939,040
		17,251,862

ENERGY EQUIPMENT & SERVICES - 2.9%
Atwood Oceanics, Inc.	85,336	2,420,982
Helix Energy Solutions Group, Inc. (a)	162,075	3,517,027
Newpark Resources, Inc. (a)	359,780	3,432,301

The accompanying notes are an integral part of these financial statements.	P / 13

SCHEDULE OF INVESTMENTS

IronBridge Small Cap Fund

December 31, 2014 (Unaudited) — continued

	Number of Shares	Value
Superior Energy Services, Inc.	223,630	$4,506,145
		13,876,455

FOOD & STAPLES RETAILING - 2.3%
Casey’s General Stores, Inc.	121,785	10,999,621

GAS UTILITIES - 2.0%
UGI Corp.	242,142	9,196,553

HEALTH CARE EQUIPMENT & SUPPLIES - 4.9%
DexCom, Inc. (a)	82,230	4,526,761
Neogen Corp. (a)	95,499	4,735,795
STERIS Corp.	71,380	4,628,993
West Pharmaceutical Services, Inc.	170,920	9,099,781
		22,991,330

HEALTH CARE PROVIDERS & SERVICES - 4.0%
Acadia Healthcare Company, Inc. (a)	135,315	8,282,631
LifePoint Hospitals, Inc. (a)	98,270	7,066,596
MWI Veterinary Supply, Inc. (a)	20,570	3,495,049
		18,844,276

HEALTH CARE TECHNOLOGY - 1.9%
Medidata Solutions, Inc. (a)	91,780	4,382,495
Omnicell, Inc. (a)	143,430	4,750,402
		9,132,897

HOTELS, RESTAURANTS & LEISURE - 2.5%
Buffalo Wild Wings, Inc. (a)	58,952	10,633,762
Ruby Tuesday, Inc. (a)	191,170	1,307,603
		11,941,365

HOUSEHOLD DURABLES - 0.5%
Meritage Homes Corp. (a)	62,190	2,238,218

	Number of Shares	Value
INFORMATION TECHNOLOGY SERVICES - 2.5%
Jack Henry & Associates, Inc.	132,882	$8,257,287
Syntel, Inc. (a)	79,020	3,554,320
		11,811,607

INSURANCE - 4.4%
Alleghany Corp. (a)	13,560	6,285,060
American Financial Group, Inc.	167,542	10,173,150
Argo Group International Holdings Ltd.	77,444	4,295,819
		20,754,029

LEISURE EQUIPMENT & PRODUCTS - 0.3%
LeapFrog Enterprises, Inc. (a)	275,490	1,300,313

LIFE SCIENCES TOOLS & SERVICES - 1.1%
Fluidigm Corp. (a)	79,900	2,695,027
PAREXEL International Corp. (a)	45,025	2,501,589
		5,196,616

MACHINERY - 5.6%
IDEX Corp.	69,094	5,378,277
ITT Corp.	139,130	5,629,200
Lincoln Electric Holdings, Inc.	94,142	6,504,271
Snap-on, Inc.	65,357	8,936,916
		26,448,664

MARINE - 0.4%
Navios Maritime Holdings, Inc.	512,983	2,108,360

MEDIA - 0.5%
Harte-Hanks, Inc.	318,778	2,467,342

METALS & MINING - 0.9%
Carpenter Technology Corp.	89,213	4,393,740

P / 14

	Number of Shares	Value
MULTI-UTILITIES - 1.3%
Black Hills Corp.	111,326	$5,904,731

OIL, GAS & CONSUMABLE FUELS - 1.2%
Bill Barrett Corp. (a)	151,344	1,723,808
Carrizo Oil & Gas, Inc. (a)	90,100	3,748,160
		5,471,968

PROFESSIONAL SERVICES - 1.0%
WageWorks, Inc. (a)	69,290	4,474,055

REAL ESTATE INVESTMENT TRUSTS - 5.2%
Alexandria Real Estate Equities, Inc.	73,097	6,486,628
Corporate Office Properties Trust	92,073	2,612,111
EastGroup Properties, Inc.	54,761	3,467,467
Mid-America Apartment Communities, Inc.	59,249	4,424,715
Potlatch Corp.	61,097	2,558,131
Redwood Trust, Inc.	258,927	5,100,862
		24,649,914

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.3%
Cypress Semiconductor Corp. (a)	311,927	4,454,318
Power Integrations, Inc.	93,897	4,858,231
Skyworks Solutions, Inc.	54,454	3,959,350
Spansion, Inc. - Class A (a)	198,680	6,798,830
		20,070,729

SOFTWARE - 5.3%
Aspen Technology, Inc. (a)	125,624	4,399,353
Guidewire Software, Inc. (a)	59,370	3,005,903
Manhattan Associates, Inc. (a)	103,820	4,227,550
Proofpoint, Inc. (a)	117,757	5,679,420
PTC, Inc. (a)	212,725	7,796,371
		25,108,597

	Number of Shares	Value
SPECIALTY RETAIL - 2.7%
Cabela’s, Inc. (a)	68,473	$3,609,212
Tractor Supply Co.	116,806	9,206,649
		12,815,861

TEXTILES, APPAREL & LUXURY GOODS - 5.3%
Deckers Outdoor Corp. (a)	60,301	5,489,803
G-III Apparel Group Ltd. (a)	67,495	6,817,670
Under Armour, Inc. - Class A (a)	108,240	7,349,496
Wolverine World Wide, Inc.	178,374	5,256,682
		24,913,651

TRADING COMPANIES & DISTRIBUTORS - 1.7%
Applied Industrial Technologies, Inc.	124,238	5,664,010
GATX Corp.	42,951	2,471,401
		8,135,411

TOTAL COMMON STOCKS
(Cost $296,969,046)		$452,533,778

The accompanying notes are an integral part of these financial statements.	P / 15

SCHEDULE OF INVESTMENTS

IronBridge Small Cap Fund

December 31, 2014 (Unaudited) — continued

SHORT-TERM INVESTMENTS - 4.2%
	Number of Shares	Value
MONEY MARKET - 4.2%
STIT - Liquid Assets Portfolio - 0.07% (b)	19,603,502	$19,603,502

TOTAL SHORT-TERM INVESTMENTS
(Cost $19,603,502)		$19,603,502

TOTAL INVESTMENTS - 100.0%
(Cost $316,572,548)		$472,137,280

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%		153,931

TOTAL NET ASSETS 100.0%		$472,291,211

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

PORTFOLIO DIVERSIFICATION

December 31, 2014

Sectors	Percentage
Financials	19.5%
Information Technology	16.3%
Industrials	15.6%
Health Care	14.9%
Consumer Discretionary	12.6%
Utilities	5.4%
Materials	5.1%
Energy	4.1%
Consumer Staples	2.3%
TOTAL COMMON STOCKS	95.8%
TOTAL SHORT-TERM INVESTMENTS	4.2%
TOTAL INVESTMENTS	100.0%
OTHER ASSETS IN EXCESS OF LIABILITIES	0.0%
TOTAL NET ASSETS	100.0%

P / 16

SCHEDULE OF INVESTMENTS

IronBridge SMID Cap Fund

December 31, 2014 (Unaudited)

COMMON STOCKS - 96.8%
	Number of Shares	Value
AEROSPACE & DEFENSE - 1.4%
Esterline Technologies Corp. (a)	106,826	$11,716,676

BANKS - 6.9%
City National Corp.	174,335	14,088,011
Comerica, Inc.	256,088	11,995,162
Cullen/Frost Bankers, Inc.	120,193	8,490,433
Prosperity Bancshares, Inc.	246,465	13,644,302
SVB Financial Group (a)	80,280	9,318,100
		57,536,008

BIOTECHNOLOGY - 2.6%
Cepheid, Inc. (a)	92,419	5,003,565
Genomic Health, Inc. (a)	187,320	5,988,620
Isis Pharmaceuticals, Inc. (a)	105,085	6,487,948
Seattle Genetics, Inc. (a)	131,682	4,230,943
		21,711,076

CAPITAL MARKETS - 2.5%
Legg Mason, Inc.	197,100	10,519,227
Stifel Financial Corp. (a)	200,961	10,253,030
		20,772,257

CHEMICALS - 6.5%
FMC Corp.	131,624	7,506,517
International Flavors & Fragrances, Inc.	221,495	22,450,733
Methanex Corp.	96,554	4,425,070
PolyOne Corp.	191,890	7,274,550
RPM International, Inc.	241,910	12,267,256
		53,924,126

COMMERCIAL SERVICES & SUPPLIES - 1.8%
Stericycle, Inc. (a)	117,832	15,445,419

CONSTRUCTION & ENGINEERING - 1.1%
Quanta Services, Inc. (a)	334,436	9,494,638

	Number of Shares	Value
CONSTRUCTION MATERIALS - 0.8%
Eagle Materials, Inc.	91,810	$6,980,314

DISTRIBUTORS - 1.0%
LKQ Corp. (a)	286,911	8,067,937

ELECTRIC UTILITIES - 2.0%
ITC Holdings Corp.	217,592	8,797,244
OGE Energy Corp.	234,489	8,319,670
		17,116,914

ELECTRICAL EQUIPMENT - 2.5%
Acuity Brands, Inc.	82,630	11,573,984
AMETEK, Inc.	178,217	9,379,561
		20,953,545

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 4.0%
Avnet, Inc.	147,510	6,345,880
Cognex Corp.	180,300	7,451,799
FLIR Systems, Inc.	225,345	7,280,897
Trimble Navigation Ltd. (a)	464,141	12,318,302
		33,396,878

ENERGY EQUIPMENT & SERVICES - 1.4%
Oceaneering International, Inc.	99,180	5,832,776
Oil States International, Inc. (a)	123,835	6,055,531
		11,888,307

GAS UTILITIES - 2.5%
National Fuel Gas Co.	131,260	9,126,508
UGI Corp.	310,339	11,786,675
		20,913,183

HEALTH CARE EQUIPMENT & SUPPLIES - 5.1%
DexCom, Inc. (a)	160,140	8,815,707
IDEXX Laboratories, Inc. (a)	57,270	8,491,423
Teleflex, Inc.	87,280	10,021,490
West Pharmaceutical Services, Inc.	290,025	15,440,931
		42,769,551

The accompanying notes are an integral part of these financial statements.	P / 17

SCHEDULE OF INVESTMENTS

IronBridge SMID Cap Fund

December 31, 2014 (Unaudited) — continued

	Number of Shares	Value
HEALTH CARE PROVIDERS & SERVICES - 1.9%
Universal Healthcare Services, Inc. - Class B	139,788	$15,552,813

HEALTH CARE TECHNOLOGY - 0.9%
Medidata Solutions, Inc. (a)	150,250	7,174,438

HOTELS, RESTAURANTS & LEISURE - 1.4%
Buffalo Wild Wings, Inc. (a)	65,920	11,890,650

HOUSEHOLD DURABLES - 2.7%
Harman International Industries, Inc.	107,845	11,508,140
NVR, Inc. (a)	8,501	10,841,580
		22,349,720

HOUSEHOLD PRODUCTS - 3.2%
Church & Dwight Co., Inc.	343,807	27,095,430

INDUSTRIAL CONGLOMERATES - 1.3%
Carlisle Cos., Inc.	118,180	10,664,563

INFORMATION TECHNOLOGY SERVICES - 3.1%
Computer Sciences Corp.	85,955	5,419,463
Jack Henry & Associates, Inc.	225,195	13,993,617
Syntel, Inc. (a)	142,470	6,408,301
		25,821,381

INSURANCE - 6.3%
Alleghany Corp. (a)	17,598	8,156,673
American Financial Group, Inc.	227,322	13,802,992
Markel Corp. (a)	23,780	16,237,935
Torchmark Corp.	268,830	14,562,521
		52,760,121

INTERNET SOFTWARE & SERVICES - 0.6%
Pandora Media, Inc. (a)	287,625	5,128,354

LEISURE PRODUCTS - 0.5%
Polaris Industries, Inc.	27,960	4,228,670

	Number of Shares	Value
LIFE SCIENCES TOOLS & SERVICES - 1.0%
Illumina, Inc. (a)	44,178	$8,154,375

MACHINERY - 3.2%
ITT Corp.	247,655	10,020,121
Snap-on, Inc.	119,678	16,364,770
		26,384,891

MARINE - 0.7%
Kirby Corp. (a)	71,110	5,741,422

METALS & MINING - 0.8%
Reliance Steel & Aluminum Co.	113,640	6,962,723

MULTI-UTILITIES - 1.1%
MDU Resources Group, Inc.	400,090	9,402,115

OIL, GAS & CONSUMABLE FUELS - 1.0%
Whiting Petroleum Corp. (a)	264,386	8,724,738

PROFESSIONAL SERVICES - 1.0%
WageWorks, Inc. (a)	127,505	8,232,998

REAL ESTATE INVESTMENT TRUSTS - 5.8%
Acadia Realty Trust	404,040	12,941,401
Alexandria Real Estate Equities, Inc.	74,990	6,654,613
Essex Property Trust, Inc.	69,815	14,423,779
Federal Realty Investment Trust	107,690	14,372,307
		48,392,100

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0%
Alexander & Baldwin, Inc.	216,385	8,495,275

ROAD & RAIL - 2.1%
Genesee & Wyoming, Inc. (a)	97,384	8,756,769
Old Dominion Freight Line, Inc. (a)	114,917	8,922,156
		17,678,925

P / 18

	Number of Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.3%
Cypress Semiconductor Corp. (a)	420,708	$6,007,710
Spansion, Inc. - Class A (a)	381,241	13,046,067
		19,053,777

SOFTWARE - 3.5%
Aspen Technology, Inc. (a)	206,515	7,232,155
Manhattan Associates, Inc. (a)	165,050	6,720,836
Open Text Corp.	119,227	6,946,165
Proofpoint, Inc. (a)	175,573	8,467,886
		29,367,042

SPECIALTY RETAIL - 4.8%
Cabela’s, Inc. (a)	91,179	4,806,045
Tractor Supply Co.	188,595	14,865,058
Williams-Sonoma, Inc.	269,550	20,399,544
		40,070,647

TEXTILES, APPAREL & LUXURY GOODS - 3.2%
G-III Apparel Group Ltd. (a)	93,464	9,440,799
Under Armour, Inc. - Class A (a)	259,498	17,619,914
		27,060,713
TRADING COMPANIES & DISTRIBUTORS - 1.3%
GATX Corp.	76,958	4,428,163
United Rentals, Inc. (a)	60,190	6,139,982
		10,568,145

TOTAL COMMON STOCKS
(Cost $614,257,098)		$809,642,855

SHORT-TERM INVESTMENTS - 3.0%
	Number of Shares	Value
MONEY MARKET - 3.0%
STIT - Liquid Assets Portfolio 0.07% (b)	24,729,784	$24,729,784

TOTAL SHORT-TERM INVESTMENTS
(Cost $24,729,784)		$24,729,784

TOTAL INVESTMENTS - 99.8%
(Cost $638,986,882)		$834,372,639

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%		1,968,103

TOTAL NET ASSETS - 100.0%		$836,340,742

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

PORTFOLIO DIVERSIFICATION

December 31, 2014

Sectors	Percentage
Financials	22.5%
Industrials	16.4%
Consumer Discretionary	13.6%
Information Technology	13.5%
Health Care	11.4%
Materials	8.1%
Utilities	5.7%
Consumer Staples	3.2%
Energy	2.4%
TOTAL COMMON STOCKS	96.8%
TOTAL SHORT-TERM INVESTMENTS	3.0%
TOTAL INVESTMENTS	99.8%
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2%
TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.	P / 19

SCHEDULE OF INVESTMENTS

IronBridge Global Fund

December 31, 2014 (Unaudited)

COMMON STOCKS - 97.2%
	Number of Shares	Value
BELGIUM - 2.1%
Anheuser-Busch InBev NV	2,910	$327,496

CANADA - 1.6%
Brookfield Asset Management, Inc. - Class A	5,085	254,911

FRANCE - 3.4%
Safran SA	3,520	217,167
Schneider Electric SE	4,485	326,640
		543,807

GERMANY - 7.0%
Bayer AG	4,111	560,365
Continental AG	1,200	253,108
Linde AG	1,679	309,277
		1,122,750

JAPAN - 7.7%
Astellas Pharma, Inc.	10,000	139,221
Komatsu Ltd.	14,100	311,722
SMC Corp.	800	209,779
Sumitomo Mitsui Financial Group, Inc.	7,900	285,606
Unicharm Corp.	11,820	283,315
		1,229,643

NETHERLANDS - 2.0%
ING Groep NV (a)	25,180	325,318

SWEDEN - 2.4%
Svenska Handelsbanken AB - Class A	8,314	388,994

SWITZERLAND - 8.2%
Givaudan SA	235	421,556
Nestle SA	9,397	685,051
TE Connectivity Ltd.	3,280	207,460
		1,314,067

	Number of Shares	Value
UNITED KINGDOM - 4.8%
BHP Billiton PLC	7,748	$166,051
HSBC Holdings PLC	30,667	289,796
Prudential PLC	13,660	315,813
		771,660

UNITED STATES - 58.0%
AbbVie, Inc.	5,835	381,842
Adobe Systems, Inc. (a)	1,355	98,509
Apple, Inc.	2,523	278,489
Biogen Idec, Inc. (a)	615	208,762
Cerner Corp. (a)	2,110	136,433
Comcast Corp. - Class A	11,350	658,414
Discover Financial Services	7,335	480,369
Ecolab, Inc.	1,770	185,000
EOG Resources, Inc.	1,975	181,838
First Republic Bank	8,920	464,910
Google, Inc. - Class A (a)	283	150,177
Google, Inc. - Class C (a)	188	98,963
Illinois Tool Works, Inc.	5,460	517,062
Johnson & Johnson	3,740	391,092
Microsoft Corp.	8,125	377,406
National Fuel Gas Co.	3,430	238,488
Occidental Petroleum Corp.	6,648	535,895
OGE Energy Corp.	6,555	232,571
Roper Industries, Inc.	2,165	338,498
Stericycle, Inc. (a)	3,067	402,022
The Charles Schwab Corp.	17,687	533,971
The Walt Disney Co.	5,270	496,381
Thermo Fisher Scientific, Inc.	2,730	342,042
Union Pacific Corp.	4,281	509,996
Visa, Inc. - Class A	941	246,730
Whirlpool Corp.	1,465	283,829

P / 20

	Number of Shares	Value
Whiting Petroleum Corp. (a)	3,915	$129,195
Zoetis, Inc.	8,692	374,017
		9,272,901

TOTAL COMMON STOCKS
(Cost $12,306,340)		$15,551,547

SHORT-TERM INVESTMENTS - 2.5%
	Number of Shares	Value
MONEY MARKET - 2.5%
STIT - Liquid Assets Portfolio - 0.07% (b)	398,511	$398,511

TOTAL SHORT-TERM INVESTMENTS
(Cost $398,511)		$398,511

TOTAL INVESTMENTS - 99.7%
(Cost $12,704,851)		$15,950,058

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%		41,177

TOTAL NET ASSETS - 100.0%		$15,991,235

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

PORTFOLIO DIVERSIFICATION

December 31, 2014

Sectors	Percentage
Financials	20.9%
Industrials	17.7%
Health Care	15.8%
Consumer Discretionary	10.6%
Information Technology	9.1%
Consumer Staples	8.1%
Materials	6.8%
Energy	5.3%
Utilities	2.9%
TOTAL COMMON STOCKS	97.2%
TOTAL SHORT-TERM INVESTMENTS	2.5%
TOTAL INVESTMENTS	99.7%
OTHER ASSETS IN EXCESS OF LIABILITIES	0.3%
TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.	P / 21

SCHEDULE OF INVESTMENTS

IronBridge Large Cap Fund

December 31, 2014 (Unaudited)

COMMON STOCKS - 95.9%
	Number of Shares	Value
AEROSPACE & DEFENSE - 1.3%
Precision Castparts Corp.	1,383	$333,137

BANKS - 6.2%
Citigroup, Inc.	9,900	535,689
First Republic Bank	8,655	451,099
Wells Fargo & Co.	11,285	618,644
		1,605,432

BIOTECHNOLOGY - 1.1%
Biogen Idec, Inc. (a)	805	273,257

CAPITAL MARKETS - 4.7%
T. Rowe Price Group, Inc.	2,237	192,069
The Charles Schwab Corp.	18,305	552,628
The Goldman Sachs Group, Inc.	2,514	487,288
		1,231,985

CHEMICALS - 5.5%
Airgas, Inc.	3,025	348,420
Ecolab, Inc.	3,860	403,447
FMC Corp.	3,605	205,593
International Flavors & Fragrances, Inc.	4,550	461,188
		1,418,648

COMMERCIAL SERVICES & SUPPLIES - 2.2%
Stericycle, Inc. (a)	4,285	561,678

COMPUTERS & PERIPHERALS - 4.2%
Apple, Inc.	7,325	808,533
EMC Corp.	9,885	293,980
		1,102,513

CONSUMER FINANCE - 2.0%
Discover Financial Services	8,090	529,814

DIVERSIFIED TELECOMMUNICATION SERVICES - 1.9%
Verizon Communications, Inc.	10,800	505,224

	Number of Shares	Value
ELECTRIC UTILITIES - 2.1%
NextEra Energy, Inc.	5,095	$541,548

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.9%
Amphenol Corp. - Class A	5,352	287,991
Trimble Navigation Ltd. (a)	7,460	197,989
		485,980

ENERGY EQUIPMENT & SERVICES - 1.8%
Schlumberger Ltd.	5,340	456,089

FOOD & STAPLES RETAILING - 2.5%
Costco Wholesale Corp.	4,605	652,759

FOOD PRODUCTS - 1.0%
Archer-Daniels-Midland Co.	5,050	262,600

GAS UTILTIES - 1.2%
National Fuel Gas Co.	4,410	306,627

HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
Boston Scientific Corp. (a)	23,126	306,419
IDEXX Laboratories, Inc. (a)	1,480	219,440
		525,859

HEALTH CARE PROVIDERS & SERVICES - 1.6%
McKesson Corp.	2,025	420,350

HEALTH CARE TECHNOLOGY - 0.9%
Cerner Corp. (a)	3,650	236,009

HOUSEHOLD DURABLES - 0.8%
Harman International Industries, Inc.	2,055	219,289

HOUSEHOLD PRODUCTS - 2.3%
Colgate-Palmolive Co.	8,460	585,347

INDUSTRIAL CONGLOMERATES - 4.1%
Danaher Corp.	7,556	647,625

P / 22

	Number of Shares	Value
Roper Industries, Inc.	2,690	$420,582
		1,068,207

INFORMATION TECHNOLOGY SERVICES - 3.8%
Fiserv, Inc. (a)	6,840	485,435
Visa, Inc. - Class A	1,960	513,912
		999,347

INSURANCE - 1.1%
Aon PLC	2,930	277,852

INTERNET SOFTWARE & SERVICES - 3.2%
Amazon.com, Inc. (a)	894	277,453
Google, Inc. - Class A (a)	566	300,353
Google, Inc. - Class C (a)	491	258,462
		836,268

LIFE SCIENCES TOOLS & SERVICES - 2.5%
Illumina, Inc. (a)	770	142,127
Thermo Fisher Scientific, Inc.	4,150	519,954
		662,081

MACHINERY - 2.8%
Illinois Tool Works, Inc.	5,345	506,171
Parker-Hannifin Corp.	1,625	209,544
		715,715

MEDIA - 5.7%
Comcast Corp. - Class A	12,040	698,440
The Walt Disney Co.	8,390	790,254
		1,488,694

METALS & MINING - 1.2%
Alcoa, Inc.	19,080	301,273

OIL, GAS & CONSUMABLE FUELS - 4.0%
Cabot Oil & Gas Corp.	8,940	264,713
Occidental Petroleum Corp.	7,940	640,043
Whiting Petroleum Corp. (a)	4,000	132,000
		1,036,756

	Number of Shares	Value
PHARMACEUTICALS - 5.4%
AbbVie, Inc.	7,960	$520,903
Johnson & Johnson	8,390	877,342
		1,398,245

REAL ESTATE INVESTMENT TRUSTS - 3.4%
AvalonBay Communities, Inc.	3,196	522,194
Simon Property Group, Inc.	2,050	373,326
		895,520

ROAD & RAIL - 2.5%
Union Pacific Corp.	5,370	639,728

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.1%
Altera Corp.	7,445	275,018

SOFTWARE - 3.3%
Adobe Systems, Inc. (a)	2,860	207,922
Microsoft Corp.	14,060	653,087
		861,009

SPECIALTY RETAIL - 1.9%
Lowe’s Cos., Inc.	7,020	482,976

TEXTILES, APPAREL & LUXURY GOODS - 2.8%
Under Armour, Inc. -Class A (a)	4,590	311,661
VF Corp.	5,470	409,703
		721,364

TOTAL COMMON STOCKS
(Cost $20,092,764)		$24,914,198

The accompanying notes are an integral part of these financial statements.	P / 23

SCHEDULE OF INVESTMENTS

IronBridge Large Cap Fund

December 31, 2014 (Unaudited) — continued

SHORT-TERM INVESTMENTS - 4.1%
	Number of Shares	Value
MONEY MARKET - 4.1%
STIT - Liquid Assets Portfolio - 0.07% (b)	1,072,174	$1,072,174

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,072,174)		$1,072,174

TOTAL INVESTMENTS - 100.0%
(Cost $21,164,938)		$25,986,372

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%		6,784

TOTAL NET ASSETS - 100.0%		$25,993,156

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

PORTFOLIO DIVERSIFICATION

December 31, 2014

Sectors	Percentage
Financials	17.5%
Information Technology	16.5%
Health Care	13.5%
Industrials	12.8%
Consumer Discretionary	12.3%
Materials	6.6%
Consumer Staples	5.8%
Energy	5.7%
Utilities	3.3%
Telecommunication Services	1.9%
TOTAL COMMON STOCKS	95.9%
TOTAL SHORT-TERM INVESTMENTS	4.1%
TOTAL INVESTMENTS	100.0%
OTHER ASSETS IN EXCESS OF LIABILITIES	0.0%
TOTAL NET ASSETS	100.0%

P / 24

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Statements of Assets and Liabilities

IronBridge Funds, Inc.

    December 31, 2014 (Unaudited)

SMALL CAP FUND
ASSETS:
Investments at cost	$316,572,548

Foreign currency at cost	$—

Investments at value	$472,137,280
Foreign currency at value	—
Receivables
Interest and dividends	267,737
Fund shares sold	330,928
Due from Adviser	—
Prepaid expenses and other assets	27,527

Total assets	472,763,472

LIABILITIES:
Payables
Fund shares redeemed	1,864
Due to Adviser	396,261
Custodian	1,227
Accrued expenses
Professional fees	24,630
Fund administration and accounting fees	23,042
Custodian	5,432
Other expenses	19,805

Total Liabilities	472,261

Net Assets	$472,291,211

NET ASSETS CONSIST OF:
Paid in capital	$305,213,693
Undistributed net investment income/(Accumulated net loss)	(44,507)
Accumulated net realized gain	11,557,293
Unrealized appreciation/depreciation on:
Investments	155,564,732
Foreign currency	—

Net Assets	$472,291,211

CAPITAL STOCK, $0.01 PAR VALUE
Authorized	75,000,000
Issued and outstanding	24,660,520
Net Asset Value, Redemption Price and Offering Price Per Share	$19.15

P / 26

SMID CAP FUND	GLOBAL FUND	LARGE CAP FUND

$638,986,882	$12,704,851	$21,164,938

$—	$175	$—

$834,372,639	$15,950,058	$25,986,372
—	161	—

1,082,260	72,015	35,804
1,943,887	—	—
—	5,919	—
59,438	4,687	7,522

837,458,224	16,032,840	26,029,698

340,396	—	—
581,497	—	5,511
10,541	5,003	5,492

33,725	18,676	14,191
34,035	10,335	9,811
8,812	6,557	462
108,476	1,034	1,075

1,117,482	41,605	36,542

$836,340,742	$15,991,235	$25,993,156

$626,052,400	$11,583,078	$20,233,762
98,200	3,648	1,447
14,804,385	1,165,239	936,513

195,385,757	3,245,207	4,821,434
—	(5,937)	—

$836,340,742	$15,991,235	$25,993,156

150,000,000	50,000,000	50,000,000
64,102,583	1,819,090	2,088,046
$13.05	$8.79	$12.45

The accompanying notes are an integral part of these financial statements.	P / 27

Statements of Operations

IronBridge Funds, Inc.

    For the Six Months Ended December 31, 2014 (Unaudited)

SMALL CAP FUND
INVESTMENT INCOME:
Dividend income(1)	$2,484,840
Interest income	5,069

Total investment income	2,489,909

EXPENSES:
Investment advisory fees	2,333,883
Fund administration and accounting fees	67,548
Shareholder servicing fees	35,130
Audit fees	16,394
Directors’ fees and related expenses	14,622
Legal fees	13,995
Custody fees	13,527
Federal and state registration fees	11,361
Reports to shareholders	3,296
Other	24,660

Total expenses before waiver and reimbursement	2,534,416
Waiver and reimbursement of expenses by Adviser	—

Net expenses	2,534,416

Net Investment Income (Loss)	(44,507)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	24,424,507
Foreign currency transactions	—
Change in net unrealized appreciation/depreciation on:
Investments	(11,777,344)
Foreign currency transactions	—

Net Realized and Unrealized Gain (Loss) on Investments	12,647,163

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,602,656

(1) Net of foreign taxes withheld of $4,229, $14,650, $4,894, and $0, respectively.

P / 28

SMID CAP FUND	GLOBAL FUND	LARGE CAP FUND

$4,518,668	$110,373	$180,208
9,249	133	288

4,527,917	110,506	180,496

3,618,118	75,686	81,354
98,233	30,073	29,189
148,549	3,684	3,902
22,663	13,163	8,651
21,922	6,544	6,648
20,818	6,206	6,212
21,705	15,620	1,288
28,756	4,418	11,579
54,681	973	687
42,697	2,071	1,138

4,078,142	158,438	150,648
(34,363)	(69,395)	(50,519)

4,043,779	89,043	100,129

484,138	21,463	80,367

32,063,521	877,338	453,338
—	(3,687)	—

(41,497,434)	(1,134,178)	340,370
—	(6,427)	—

(9,433,913)	(266,954)	793,708

$(8,949,775)	$(245,491)	$874,075

The accompanying notes are an integral part of these financial statements.	P / 29

Statements of Changes in Net Assets

IronBridge Funds, Inc.

	SMALL CAP FUND
	Six Months Ended December 31, 2014 (unaudited)	Year Ended June 30, 2014
OPERATIONS:
Net investment income (loss)	$(44,507)	$(131,333)
Net realized gain (loss) on:
Investments	24,424,507	88,862,086
Foreign currency transactions	—	—
Change in net unrealized appreciation/depreciation on:
Investments	(11,777,344)	17,831,340
Foreign currency transactions	—	—

Net increase (decrease) in net assets resulting from operations	12,602,656	106,562,093

DISTRIBUTIONS PAID FROM:
Net investment income	—	(374,369)
Net realized gain	(86,997,118)	(21,382,073)

Net decrease in net assets resulting from distributions	(86,997,118)	(21,756,442)

CAPITAL SHARE TRANSACTIONS:
Shares sold	12,684,355	30,478,001
Shares issued to holders in reinvestment of distributions	85,600,576	21,261,666
Shares redeemed	(28,238,371)	(199,512,627)

Net increase (decrease) in net assets resulting from capital share transactions	70,046,560	(147,772,960)

Total Increase (Decrease) in Net Assets	(4,347,902)	(62,967,309)

NET ASSETS:
Beginning of Period	476,639,113	539,606,422

End of Period	$472,291,211	$476,639,113

Undistributed net investment income/(Accumulated net loss)	$(44,507)	$—

TRANSACTIONS IN SHARES:
Shares sold	578,120	1,390,647
Shares issued to holders in reinvestment of distributions	4,592,306	987,536
Shares redeemed	(1,268,774)	(8,981,284)

Net increase (decrease) in shares outstanding	3,901,652	(6,603,101)

P / 30

SMID CAP FUND		GLOBAL FUND		LARGE CAP FUND
Six Months Ended December 31, 2014 (unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (unaudited)	Year Ended June 30, 2014

$484,138	$985,089	$21,463	$149,443	$80,367	$136,812

32,063,521	225,780,268	877,338	2,171,484	453,338	1,343,987
—	—	(3,687)	(4,034)	—	—

(41,497,434)	(29,475,247)	(1,134,178)	886,632	340,370	3,147,524
—	—	(6,427)	2,497	—	—

(8,949,775)	197,290,110	(245,491)	3,206,022	874,075	4,628,323

(385,938)	(1,925,019)	(117,363)	(28,072)	(141,013)	(133,781)
(159,778,038)	(52,326,708)	(1,928,734)	(1,630,513)	(2,086,525)	(739,509)

(160,163,976)	(54,251,727)	(2,046,097)	(1,658,585)	(2,227,538)	(873,290)

69,751,076	189,687,618	157,555	431,624	660,956	1,294,316
149,236,224	51,684,194	1,996,521	1,624,410	2,222,966	873,290
(90,991,193)	(506,235,811)	(3,578,751)	(1,425,723)	(138,619)	(130,933)

127,996,107	(264,863,999)	(1,424,675)	630,311	2,745,303	2,036,673

(41,117,644)	(121,825,616)	(3,716,263)	2,177,748	1,391,840	5,791,706

877,458,386	999,284,002	19,707,498	17,529,750	24,601,316	18,809,610

$836,340,742	$877,458,386	$15,991,235	$19,707,498	$25,993,156	$24,601,316

$98,200	$—	$3,648	$99,548	$1,447	$62,093

4,535,812	12,179,846	16,511	43,337	50,835	107,171
11,723,191	3,420,529	230,812	171,171	182,061	73,447
(5,961,632)	(32,550,194)	(357,127)	(145,640)	(10,838)	(10,762)

10,297,371	(16,949,819)	(109,804)	68,868	222,058	169,856

The accompanying notes are an integral part of these financial statements.	P / 31

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the period

IRONBRIDGE SMALL CAP FUND
	Six Months Ended December 31, 2014 (unaudited)		Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011		Year Ended June 30, 2010(1)
Net Asset Value, Beginning of Period	$22.96		$19.72	$17.80	$18.72	$13.73		$11.80
Income from investment operations:
Net investment income	0.00	(3)	0.00 (3)	0.10	0.02	0.00	(3)	0.04 (2)
Net realized and unrealized gain (loss) on investments	0.51		4.18	3.10	(0.77)	5.01		1.93

Total Income (Loss) from Investment Operations	0.51		4.18	3.20	(0.75)	5.01		1.97

Less distributions:
From net investment income	—		(0.02)	(0.09)	0.00 (3)	(0.02)		(0.04)
From net realized gain on investments	(4.32)		(0.92)	(1.19)	(0.17)	—		—

Total Distributions	(4.32)		(0.94)	(1.28)	(0.17)	(0.02)		(0.04)

Net Asset Value, End of Period	$19.15		$22.96	$19.72	$17.80	$18.72		$13.73

Total Return	2.74	%(5)	21.50%	19.14%	(3.92)%	36.51%		16.72%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$472,291		$476,639	$539,606	$395,780	$458,407		$374,612

Ratio of expenses to average net assets	1.09	%(6)	1.09%	1.07%	1.07%	1.08%		1.08%

Ratio of net investment income (loss) to average net assets	(0.02	)%(6)	(0.02)%	0.42%	0.09%	—	%(4)	0.27%

Portfolio turnover rate	17	%(5)	31%	10%	19%	32%		44%

(1) Effective March 1, 2010, IronBridge Capital Management, L.P. became the investment advisor to the Fund.

    Prior to March 1, 2010, Ironbridge Capital Management, L.P. was the sub-adviser to the Fund.

(2) Per share net investment income has been calculated using the daily average share method.

(3) Less than one cent per share.

(4) Less than 0.01%

(5) Not annualized

(6) Annualized

P / 32

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the period

IRONBRIDGE SMID CAP FUND
	Six Months Ended December 31, 2014 (unaudited)		Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010(1)
Net Asset Value, Beginning of Period	$16.31		$14.12	$12.02	$13.24	$9.52	$8.24
Income (loss) from investment operations:
Net investment income	0.01		0.02	0.07	0.04	0.04	0.03 (2)
Net realized and unrealized gain (loss) on investments	(0.23)		2.99	2.48	(0.96)	3.71	1.28

Total Income (Loss) from Investment Operations	(0.22)		3.01	2.55	(0.92)	3.75	1.31

Less distributions:
From net investment income	(0.01)		(0.03)	(0.07)	(0.05)	(0.03)	(0.03)
From net realized gain on investments	(3.03)		(0.79)	(0.38)	(0.25)	—	—

Total Distributions	(3.04)		(0.82)	(0.45)	(0.30)	(0.03)	(0.03)

Net Asset Value, End of Period	$13.05		$16.31	$14.12	$12.02	$13.24	$9.52

Total Return	(0.91	)%(3)	21.78%	21.80%	(6.79)%	39.38%	15.88%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$836,341		$877,458	$999,284	$825,724	$800,088	$518,376

Ratio of expenses to average net assets
Before waivers and reimbursements	0.96	%(4)	0.94%	0.92%	0.92%	0.92%	0.94%

Net of waivers and reimbursements	0.95	%(4)	0.94%	0.92%	0.92%	0.92%	0.93%

Ratio of net investment income to average net assets
Before waivers and reimbursements	0.11	%(4)	0.10%	0.48%	0.33%	0.32%	0.42%

Net of waivers and reimbursements	0.12	%(4)	0.10%	0.48%	0.33%	0.32%	0.43%

Portfolio turnover rate	18	%(3)	56%	29%	41%	54%	45%

(1) Effective March 1, 2010, IronBridge Capital Management, L.P. became the investment advisor to the Fund.

    Prior to March 1, 2010, Ironbridge Capital Management, L.P. was the sub-adviser to the Fund.

(2) Per share net investment income has been calculated using the daily average share method.

(3) Not annualized

(4) Annualized

The accompanying notes are an integral part of these financial statements.	P / 33

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the period

IRONBRIDGE GLOBAL FUND
	Six Months Ended December 31, 2014 (unaudited)		Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010(1)
Net Asset Value, Beginning of Period	$10.22		$9.42	$8.35	$11.99	$9.13	$10.00
Income (loss) from investment operations:
Net investment income	0.02		0.07	0.12	0.09	0.21	0.09
Net realized and unrealized gain (loss) on investments	(0.17)		1.63	1.31	(1.10)	2.77	(0.95)

Total Income (Loss) from Investment Operations	(0.15)		1.70	1.43	(1.01)	2.98	(0.86)

Less distributions:
From net investment income	(0.07)		(0.01)	(0.19)	(0.18)	(0.12)	(0.01)
From net realized gain on investments	(1.21)		(0.89)	(0.17)	(2.45)	—	—

Total Distributions	(1.28)		(0.90)	(0.36)	(2.63)	(0.12)	(0.01)

Net Asset Value, End of Period	$8.79		$10.22	$9.42	$8.35	$11.99	$9.13

Total Return	(1.18	)%(2)	18.82%	17.66%	(6.27)%	32.72%	(8.60	)%(2)

Supplemental data and ratios:
Net assets, end of period (in thousands)	$15,991		$19,707	$17,530	$16,780	$18,393	$40,764

Ratio of expenses to average net assets
Before waivers and reimbursements	1.78	%(3)	1.67%	1.71%	1.66%	1.38%	1.36	%(3)

Net of waivers and reimbursements	1.00	%(3)	1.00%	1.00%	1.00%	1.00%	1.00	%(3)

Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.54	)%(3)	0.12%	0.50%	0.40%	0.56%	0.86	%(3)

Net of waivers and reimbursements	0.24	%(3)	0.79%	1.21%	1.06%	0.94%	1.22	%(3)

Portfolio turnover rate	16	%(2)	55%	44%	46%	53%	41	%(2)

(1) Commenced operations on September 18, 2009.

(2) Not annualized

(3) Annualized

P / 34

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the period

IRONBRIDGE LARGE CAP FUND
	Six Months Ended December 31, 2014 (unaudited)		Year Ended June 30, 2014	Year Ended June 30, 2013	For the Period Ended June 30, 2012(1)
Net Asset Value, Beginning of Period	$13.18		$11.09	$9.71	$10.00
Income (loss) from investment operations:
Net investment income	0.04		0.08	0.10	0.02
Net realized and unrealized gain (loss) on investments	0.41		2.51	1.50	(0.31)

Total Income (Loss) from Investment Operations	0.45		2.59	1.60	(0.29)

Less distributions:
From net investment income	(0.08)		(0.08)	(0.08)	—
From net realized gain on investments	(1.10)		(0.42)	(0.14)	—

Total Distributions	(1.18)		(0.50)	(0.22)	—

Net Asset Value, End of Period	$12.45		$13.18	$11.09	$9.71

Total Return	3.57	%(2)	23.87%	16.72%	(2.90	)%(2)

Supplemental data and ratios:
Net assets, end of period (in thousands)	$25,993		$24,601	$18,810	$10,629

Ratio of expenses to average net assets
Before waivers and reimbursements	1.20	%(3)	1.26%	1.52%	2.59	%(3)

Net of waivers and reimbursements	0.80	%(3)	0.80%	0.80%	0.80	%(3)

Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.24	%(3)	0.17%	0.27%	(1.07	)%(3)

Net of waivers and reimbursements	0.64	%(3)	0.63%	0.99%	0.72	%(3)

Portfolio turnover rate	14	%(2)	41%	35%	3	%(2)

(1) Commenced operations on March 30, 2012.

(2) Not annualized

(3) Annualized

The accompanying notes are an integral part of these financial statements.	P / 35

Notes to Financial Statements

IronBridge Funds, Inc.

    December 31, 2014

(1) ORGANIZATION

IronBridge Funds, Inc. (the “Company”) was incorporated on February 26, 2010 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.

The Company consists of four series (“Funds”). IronBridge Capital Management, L.P. (“ICM”), serves as the investment adviser to each of the Funds. A summary of the Funds and their respective investment objective is included below:

Fund	Investment Objective
IronBridge Small Cap Fund	Capital appreciation
IronBridge SMID Cap Fund	Capital appreciation
IronBridge Global Fund	Long term capital appreciation
IronBridge Large Cap Fund	Capital appreciation

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(A) Investment Valuation. Equity securities for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are primarily traded. Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent sale price. Shares of underlying mutual funds are valued at their respective NAVs. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In certain countries, market maker prices, usually the mean between the bid and ask prices, are used. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Directors (the “Board”). The Board has retained an independent fair value pricing service to assist in valuing foreign securities held by the IronBridge Global Fund. The pricing service monitors the market daily for significant movement and systematically applies a fair value adjustment factor to foreign securities when a tolerance trigger is met. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by ICM pursuant to guidelines established by the Board.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, and fair value estimates for foreign securities, and changes in benchmark securities indices).

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

P / 36

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2014.

IronBridge Small Cap Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$452,533,778	$—	$—	$452,533,778
Total Equity	452,533,778	—	—	452,533,778
Short-Term Investments	19,603,502	—	—	19,603,502
Total Investments in Securities	$472,137,280	$—	$—	$472,137,280

IronBridge SMID Cap Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$809,642,855	$—	$—	$809,642,855
Total Equity	809,642,855	—	—	809,642,855
Short-Term Investments	24,729,784	—	—	24,729,784
Total Investments in Securities	$834,372,639	$—	$—	$834,372,639

IronBridge Global Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$9,527,812	$6,023,735	$—	$15,551,547
Total Equity	9,527,812	6,023,735	—	15,551,547
Short-Term Investments	398,511	—	—	398,511
Total Investments in Securities	$9,926,323	$6,023,735	$—	$15,950,058

IronBridge Global Fund(1)
Transfers out of Level 1	$(6,023,735)
Transfers into Level 2	$6,023,735
Net transfers	$—

(1)

Transfers between Level 1 and Level 2 for the IronBridge Global Fund relate to the use of systematic fair valuation. On days when systematic fair valuation is used, non-U.S. dollar denominated securities move from a Level 1 to a Level 2 classification. For December 31, 2014 the securities in the Global Fund were adjusted using systematic fair valuation. There were no other significant transfers into or out of Level 1, Level 2 or Level 3 in any of Funds.

IronBridge Large Cap Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$24,914,198	$—	$—	$24,914,198
Total Equity	24,914,198	—	—	24,914,198
Short-Term Investments	1,072,174	—	—	1,072,174
Total Investments in Securities	$25,986,372	$—	$—	$25,986,372

*	See Funds’ Schedule of Investments for Industry classifications.

P / 37

Notes to Financial Statements

IronBridge Funds, Inc.

    December 31, 2014

(B) Federal Income Taxes. Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund’s financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of December 31, 2014, open Federal and state income tax years include the tax years ended June 30, 2012, June 30, 2013 and June 30, 2014. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax expense will significantly change in twelve months.

(C) Distributions to Shareholders. Dividends from net investment income, if any exist, are generally declared and paid at least annually for the Funds. Distributions of net realized gains, if any, are declared and paid at least annually for the Funds.

All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the six months ended December 31, 2014 and the year June 30, 2014 were as follows:

	Six Months Ended December 31, 2014				Year Ended June 30, 2014
	Ordinary Income	Short- Term Capital Gains	Long- Term Capital Gains	Total Distributions	Ordinary Income	Short- Term Capital Gains	Long- Term Capital Gains	Total Distributions
IronBridge Small Cap	$—	$5,208,489	$81,788,629	$86,997,118	$374,369	$2,022,074	$19,359,999	$21,756,442
IronBridge SMID Cap	385,938	4,399,182	155,378,856	160,163,976	1,925,019	9,341,103	42,985,605	54,251,727
IronBridge Global	117,363	29,107	1,899,627	2,046,097	28,072	44,232	1,586,281	1,658,585
IronBridge Large Cap	141,013	269,257	1,817,268	2,227,538	133,781	115,021	624,488	873,290

The IronBridge Small Cap Fund, SMID Cap Fund, and Global Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2014.

P / 38

At June 30, 2014, the Funds’ most recent fiscal year, the components of accumulated earnings/losses on a tax basis were as follows:

	IronBridge Small Cap Fund	IronBridge SMID Cap Fund	IronBridge Global Fund	IronBridge Large Cap Fund
Cost of investments	$306,396,655	$642,585,371	$14,288,783	$19,459,868

Gross unrealized appreciation	172,062,281	238,269,515	5,340,751	5,624,977
Gross unrealized depreciation	(3,187,872)	(4,737,151)	(106,003)	(129,216)

Net unrealized appreciation/depreciation	168,874,409	233,532,364	5,234,748	5,495,761

Undistributed ordinary income	4,395,582	4,399,057	99,548	331,340
Undistributed long-term capital gain	68,201,989	141,470,672	1,364,959	1,285,756

Total distributable earnings	72,597,571	145,869,729	1,464,507	1,617,096

Other accumulated gain/(loss)	—	—	490	—

Total accumulated earnings/(losses)	$241,471,980	$379,402,093	$6,699,745	$7,112,857

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, and tax basis adjustments for securities contributed in-kind. Other accumulated gain/(loss) is generally comprised of foreign currency gain/(loss).

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2014, the following table shows the reclassifications made:

	Paid in capital	Undistributed net investment income (loss)	Accumulated net realized gain (loss)
IronBridge Small Cap	$14,681,683	$(32,026)	$(14,649,657)
IronBridge Smid Cap	38,194,040	60,883	(38,254,923)
IronBridge Global	92,935	(21,823)	(71,112)
IronBridge Large Cap	—	—	—

The permanent differences primarily relate to foreign currency, Real Estate Investment Trust (REIT) adjustments with differing book and tax methods, net operating losses, dividend reclasses, dividend on redemption adjustments with differing book and tax methods, and tax basis adjustments for securities contributed in-kind. During the year ended June 30, 2014 the Funds had no capital loss carryforwards, qualified late-year ordinary losses and post- October Capital losses.

(D) Foreign Currency Translation. Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

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Notes to Financial Statements

IronBridge Funds, Inc.

    December 31, 2014

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investments in securities of foreign companies involve additional risks including: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less developed markets.

(E) Indemnifications. Under the Funds’ organizational documents, officers and Independent Directors of the Company are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(F) Other. Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/

amortized using the effective interest method and are included in interest income.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3) INVESTMENT ADVISER AND RELATED PARTIES

The Funds have entered into an investment advisory agreement with ICM on behalf of each Fund. Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund’s average daily net assets). Pursuant to expense cap agreements, ICM has agreed to waive its respective management fees and/or reimburse each Fund’s operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that each Fund’s operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with payable to Adviser on the Statement of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to ICM or ICM reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statement of Assets and Liabilities as a receivable from Adviser. The expense cap agreements will continue in effect until November 1, 2015 with successive renewal terms of one year unless terminated by ICM or the Fund’s

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Board of Directors prior to any such renewal.

IronBridge Funds	Annual Advisory Fees	Expense Limitation
IronBridge Small Cap	1.00%	1.10%
IronBridge SMID Cap	0.85%	0.95%
IronBridge Global	0.85%	1.00%
IronBridge Large Cap	0.65%	0.80%

Any waivers or reimbursements are subject to later adjustment to allow ICM to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap, provided, however, that ICM shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring on June 30:

Year Incurred	Expiration Year	IronBridge SMID Cap	IronBridge Global	IronBridge Large Cap
2012	2015	$—	$109,781	$43,587
2013	2016	$—	$124,599	$101,717
2014	2017	$—	$126,296	$100,600
2015	2018	$34,363	$69,395	$50,519

		$34,363	$430,071	$296,423

There are currently no available expenses subject to recapture with respect to the IronBridge Small Cap Fund.

(4) INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the six months ended December 31, 2014 are summarized below:

	Purchases	Sales
IronBridge Small Cap	$76,881,207	$89,782,021
IronBridge SMID Cap	148,261,778	169,086,067
IronBridge Global	2,783,397	6,367,580
IronBridge Large Cap	3,661,628	3,288,206

(5) DIRECTORS FEES

The Independent Directors are paid a retainer of $25,000 per year plus $2,000 for each regular in person meeting and $1,000 telephonic meeting attended for their service on the Board. Independent Directors are also compensated for any special meeting that they may be required to attend. Independent Directors are reimbursed for any travel expenses incurred in all meetings.

(6) SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined there is no impact to Funds’ financial statements.

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Additional Information

PROXY VOTING PROCEDURES

The Investment Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Company’s Board of Directors. You may obtain a description of these procedures, free of charge, by calling toll-free 1-877-861-7714. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PROXY VOTING RECORD

Information regarding how the Funds voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-877-861-7714. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Company files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Company’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free 1-877-861-7714.

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Privacy Notice

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.

WHAT INFORMATION WE COLLECT

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•	Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

“Affiliates” include the Funds’ investment adviser and companies that are related to IronBridge Funds, Inc. through common control or ownership. The Funds’ investment adviser, IronBridge Capital Management, L.P., is an Affiliate of the funds.

WHAT INFORMATION WE DISCLOSE

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.

CONFIDENTIALITY AND SECURITY PROCEDURES

To protect your personal information, we permit access only by authorized personnel. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

ADDITIONAL RIGHTS

You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

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Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940

(the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 7, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IronBridge Funds, Inc.

By:	/s/ John G. Davis
John G. Davis, President
(Principal Executive Officer)

Date:	3/3/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John G. Davis
John G. Davis, President and Secretary
(Principal Executive Officer)

Date:	3/3/2015

By	/s/ Ty M. Baird
Ty M. Baird, Vice President and Treasurer
(Principal Financial Officer)

Date:	3/3/2015

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